Exhibit 10.3

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this “Amendment”), dated as of June 28, 2012, is entered into by and among (i) Marriott Ownership Resorts, Inc. (“MORI”), (ii) MORI SPC Series Corp. (“MORI SPC”), (iii) Marriott Vacations Worldwide Owner Trust 2011-1 (the “Issuer”), (iv) Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee and Back-Up Servicer, and (v) Credit Suisse AG, New York Branch, as Funding Agent, The Royal Bank of Scotland, plc, as Funding Agent, Bank of America, N.A., Deutsche Bank Trust Company Americas, SunTrust Robinson Humphrey, Inc., and Wells Fargo Capital Finance, LLC (collectively, the “Noteholders” and together with MORI, MORI SPC, the Issuer and Wells Fargo, the “Parties”), and relates to the following transaction documents (the “Transaction Documents”):

(1)	the Purchase Agreement, dated as of September 1, 2011, as amended by that Amendment No. 1 to Purchase Agreement, dated October 6, 2011 (the “Purchase Agreement”), by and between MORI and MORI SPC and their respective permitted successors and assigns;

(2)	the Sale Agreement, dated as of September 1, 2011, as amended by that Amendment No. 1 to Sale Agreement, dated October 6, 2011 (the “Sale Agreement”), by and between MORI SPC and the Issuer, and their respective permitted successors and assigns; and

(3)	the Amended and Restated Indenture and Servicing Agreement (the “Indenture and Servicing Agreement”), dated as of September 1, 2011, by and among the Issuer, MORI, as Servicer and Wells Fargo, as Indenture Trustee and as Back-Up Servicer.

RECITALS

WHEREAS, the Noteholders hold 100% of the amount of Notes outstanding;

WHEREAS, the Parties desire to amend the definition of MORI Affiliated Manager as more fully described herein.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1.01.	Defined Terms.

Capitalized terms used but not defined or modified in this Amendment shall have the respective meanings assigned to them in the Amended and Restated Standard Definitions attached as Annex A to each of the Transaction Documents (the “Standard Definitions”).

Section 2.01.	Amendment of Standard Definitions.

As of the date hereof, the following definition in Annex A of each of the Transaction Documents is hereby amended and restated as follows:

““MORI Affiliated Manager” shall mean Marriott Resorts Hospitality Corporation, a wholly-owned subsidiary of MORI, Marriott Resorts Hospitality (Bahamas) Limited, a wholly-owned subsidiary of Marriott Resorts Hospitality Corporation or another Affiliate of MORI, as applicable, together with their respective successors and assigns.”

Section 3.01.	Counterparts.

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof and deemed an original.

Section 3.02.	Governing Law; Consent to Jurisdiction.

(a) THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

(b) THE PARTIES SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. EACH PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 3.02 SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY OF THEM TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

Section 3.03.	Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 3.04.	Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

Section 3.05.	Owner Trustee.

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, N.A. not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made or on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, N.A., but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust, N.A. be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related document. Notwithstanding the foregoing, Wilmington Trust, N.A. shall not be relieved of any of its duties and obligations under the Administration Agreement or the Trust Agreement.

Section 3.06.	Non-Petition.

(a) Each Party hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Related Commercial Paper or other indebtedness of a Conduit, it will not institute against, or join any other Person instituting against a Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 3.06(a) shall survive termination of this Amendment.

(b) Each Party hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes and Exchange Notes, it will not institute against, or join any other Person in instituting against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 3.06(b) shall survive the termination of this Amendment.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

MARRIOTT VACATIONS WORLDWIDE OWNER TRUST 2011-1

By:	Wilmington Trust, National Association, as Owner Trustee

By:	/s/ Dante M. Monakil

Name: Dante M. Monakil

Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee and Back-Up Servicer

By:	/s/ Benjamin F. Jordan

Name: Benjamin F. Jordan

Title: Vice President

MARRIOTT OWNERSHIP RESORTS, INC.

By:	/s/ Joseph J. Bramuchi

Name: Joseph J. Bramuchi

Title: Vice President

MORI SPC SERIES CORP.

By:	/s/ Joseph J. Bramuchi

Name: Joseph J. Bramuchi

Title: Vice President

CREDIT SUISSE AG, NEW YORK BRANCH, as Funding Agent

By:	/s/ Robbin W. Conner

Name: Robbin W. Conner

Title: Director

By:	/s/ Jason Ruchelsman

Name: Jason Ruchelsman

Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Funding Agent

By:	RBS Securities Inc., as agent

By:	/s/ Dave Donofrio

Name: Dave Donofrio

Title: Director

SUNTRUST ROBINSON HUMPHREY, INC., as Funding Agent

By:	/s/ Pawan Churiwal

Name: Pawan Churiwal

Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Robert Sheldon

Name: Robert Sheldon

Title: Managing Director

By:	/s/ Jay Steiner

Name: Jay Steiner

Title: Managing Director

BANK OF AMERICA, N.A.

By:	/s/ Steven Maysonet

Name: Steven Maysonet

Title: Vice President

WELLS FARGO CAPITAL FINANCE, LLC

By:	/s/ Ajay Jagsi

Name: Ajay Jagsi

Title: Vice President